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                                                                  Exhibit 10.25


                             STOCK OPTION AGREEMENT
                          (NON-QUALIFIED STOCK OPTION)

                  THIS AGREEMENT is made to be effective as of __________, 200__, by and between R. G. Barry Corporation, an Ohio corporation (the "COMPANY"), and ____________________ (the "OPTIONEE").

                                   WITNESSETH:

                  WHEREAS, pursuant to the provisions of the R. G. Barry Corporation 1997 Incentive Stock Plan (as amended, the "PLAN"), the Board of Directors of the COMPANY has appointed a Compensation Committee (the "COMMITTEE") to administer the PLAN and the COMMITTEE has determined that an option to acquire common shares, $1.00 par value (the "COMMON SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

                  (1) GRANT OF OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase ________ COMMON SHARES of the COMPANY (subject to adjustment as provided in Section (3)). The OPTION is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

                  (2) TERMS AND CONDITIONS OF THE OPTION.

                        (A) OPTION PRICE. The purchase price (the "OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $_______ per share, subject to adjustment as provided in Section
(3).

                        (B) EXERCISE OF THE OPTION. The OPTION may not be exercised until the OPTIONEE shall have completed twelve months of continuous employment with the COMPANY and/or its subsidiaries immediately following the date hereof. Thereafter, except as otherwise provided in this Agreement, the OPTION may be exercised as follows:

                                (i) at any time after such twelve-month period,
as to ________ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section (3));

                                (ii) at any time after twenty-four months from
the date of this Agreement, as to an additional ____ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section (3));

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                                (iii) at any time after thirty-six months from
the date of this Agreement, as to an additional ____ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section (3));

                                (iv) at any time after forty-eight months from
the date of this Agreement, as to an additional ____ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section 3)); and

                                (v) at any time after sixty months from the date
of this Agreement, as to the remaining ____ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section (3)).

                  Subject to the other provisions of this Agreement, if the OPTION becomes exercisable as to certain COMMON SHARES, it shall remain exercisable as to those COMMON SHARES until the date of expiration of the OPTION term. The COMMITTEE may, but shall not be required to (unless otherwise provided in this Agreement), accelerate the schedule of the time or times when the OPTION may be exercised.

                  The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY nor limit in any way the right of the COMPANY to terminate the employment of the OPTIONEE at any time in accordance with law or the COMPANY's governing corporate documents.

                        (C) OPTION TERM. The OPTION shall in no event be exercisable after the expiration of ten (10) years from the date of this Agreement.

                        (D) METHOD OF EXERCISE. The OPTION may be exercised by giving written notice of exercise to the COMPANY in care of the Treasurer of the COMPANY stating the number of COMMON SHARES subject to the OPTION in respect of which it is being exercised. Payment for all such COMMON SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order). Payment for such COMMON SHARES also may be made (i) by delivery of COMMON SHARES of the COMPANY already owned by the OPTIONEE and having a Fair Market Value (as that term is defined in the PLAN) on the date of delivery equal to the OPTION PRICE, or (ii) by delivery of a combination of cash and already owned COMMON SHARES. After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY shall take all such action as is necessary to deliver appropriate share certificates evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

                        (E) TAX WITHHOLDING. OPTIONEE will pay to the COMPANY the amount of any taxes the COMPANY is required by law to withhold with respect to the exercise of the OPTION. Unless otherwise instructed by OPTIONEE, the COMPANY will withhold from the COMMON SHARES issuable upon exercise of the OPTION that number of COMMON SHARES having a fair market value on the date of exercise (based upon the closing price of the COMMON


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SHARES as reported on the New York Stock Exchange) equal to the amount of any taxes the COMPANY is required by law to withhold with respect to the exercise of the OPTION.

                  (3) ADJUSTMENTS AND CHANGES IN THE COMMON SHARES.

                        (A) In the event that the outstanding COMMON SHARES of the COMPANY shall be changed into or exchanged for a different kind of shares or other securities of the COMPANY or of another corporation or for any other type of property (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such COMMON SHARES shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding options granted pursuant to the PLAN, there shall be substituted for or added to each COMMON SHARE of the COMPANY subject to the OPTION, the number and kind of shares or other securities into which each outstanding COMMON SHARE of the COMPANY shall be changed, or for which each such COMMON SHARE shall be exchanged, or to which the holder of each such COMMON SHARE shall be entitled, as the case may be. The OPTION shall also be appropriately amended as to the OPTION PRICE and other terms as may be necessary to reflect the foregoing events. The number of COMMON SHARES that will vest on the dates set forth in Section (2)(B) shall be appropriately adjusted to reflect any such change in the outstanding COMMON SHARES. In the event there shall be any other change in the number or kind of the outstanding shares of the COMPANY, or of any shares or other securities into which such shares shall have been changed, or for which they shall have been exchanged, then if the COMMITTEE shall, in its sole discretion, determine that such change equitably requires an adjustment in the OPTION, such adjustment shall be made by the COMMITTEE in accordance with such determination. Fractional shares resulting from any adjustment in the OPTION pursuant to this Section (3)(A) shall be rounded down to the nearest whole number of shares.

                        (B) Notice of any adjustment pursuant to this Section
(3) shall be given by the COMPANY to the OPTIONEE.

                        (C) The grant of this OPTION shall not affect in any way the right of the COMPANY to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  (4) ACCELERATION OF OPTION. In the event that the COMPANY or its shareholders enter into one or more agreements to dispose of all or substantially all of the assets or fifty percent (50%) or more of the outstanding capital stock of the COMPANY by means of sale (whether as a result of a tender offer or otherwise), merger, reorganization or liquidation in one or a series of related transactions (each, an "ACCELERATION EVENT"), then the OPTION shall become exercisable during the fifteen (15) days immediately prior to the scheduled consummation of the ACCELERATION EVENT with respect to the full number of COMMON SHARES subject to the OPTION. Upon consummation of the ACCELERATION EVENT, the OPTION, whether or not accelerated, will terminate and cease to be exercisable, unless assumed by the successor corporation or parent thereof.


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                  (5) NON-ASSIGNABILITY OF OPTION. Unless otherwise permitted by the COMMITTEE, the OPTION shall not be assignable or otherwise transferable by the OPTIONEE except by will or by the laws of descent and distribution. The OPTION may not be exercised during the lifetime of the OPTIONEE except by him, his guardian or legal representative. If the COMMITTEE permits the assignment of the OPTION, it shall be assignable only to the extent permitted by Section 19 of the PLAN.

                  (6) SUBSTITUTION FOR OPTION. The COMMITTEE shall have the authority to effect, at any time and from time to time, with the consent of the OPTIONEE, the cancellation of the OPTION and the grant in substitution therefor of one or more new options under the PLAN covering the same or a different number of COMMON SHARES at an OPTION PRICE per share not less than 100% of the closing sale price for the COMMON SHARES of the COMPANY as shown on the New York Stock Exchange--Composite Transactions on the new grant date.

                  (7) EXERCISE AFTER TERMINATION OF EMPLOYMENT.

                                (A) Except as otherwise provided in this
Agreement, the OPTION shall be exercisable only while the OPTIONEE is in the employment of the COMPANY and then only if the OPTION has become exercisable by its terms, and if not exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the COMPANY, shall immediately expire on the date of termination of employment.

                                (B) If the OPTION is exercisable by its terms at
the time the OPTIONEE ceases to be in the employment of the COMPANY other than by reason of the death, permanent disability (as defined in Section (7)(D) below) or normal retirement (as defined in Section (7)(E) below) of the OPTIONEE, the OPTION must be exercised on or before the earlier of three (3) months after the date of termination of employment or the fixed expiration date of the OPTION after which period the OPTION shall expire. Notwithstanding the foregoing, if the OPTIONEE's employment is terminated for willful, deliberate or gross misconduct (such as, for example, dishonesty), the OPTION shall, to the extent not previously exercised, expire immediately upon such termination.

                                (C) In the event of the death of the OPTIONEE
(i) while in the employment of the COMPANY or (ii) within three (3) months after his termination of employment other than for willful, deliberate or gross misconduct, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable in full by his estate for a period ending on the earlier of the fixed expiration date of the OPTION or twelve months after the date of death, after which period the OPTION shall expire. For purposes hereof, the estate of an OPTIONEE shall be defined to include the legal representatives thereof or any person who has acquired the right to exercise the OPTION by reason of the death of the OPTIONEE.

                                (D) In the event of the termination of
employment of the OPTIONEE by reason of the "permanent disability" of the OPTIONEE, the unexercised portion of the OPTION


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(whether or not then exercisable by its terms) shall become exercisable for a period ending on the earlier of the fixed expiration date of the OPTION or twelve (12) months from the date of termination of employment, after which period the OPTION shall expire. For purposes hereof, "permanent disability" shall be deemed to be the inability of the OPTIONEE to perform the duties of his job with the COMPANY because of a physical or mental disability as evidenced by the opinion of a COMPANY-approved doctor of medicine licensed to practice medicine in the United States of America.

                        (E) In the event of the termination of employment of the OPTIONEE by reason of the "normal retirement" of the OPTIONEE, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable for a period ending on the earlier of the fixed expiration date of the OPTION or twelve (12) months after the date of death, after which period the OPTION shall expire. For purposes hereof, "retirement" shall be deemed to be "normal retirement" if the OPTIONEE is at least 65 years of age at the date of retirement and has completed at least five (5) consecutive years of employment with the COMPANY at the date of retirement.

                  (8) RESTRICTIONS ON TRANSFERS OF COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of COMMON SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such COMMON SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the COMMON SHARES in compliance with applicable law.

                  COMMON SHARES issued and delivered upon exercise of the OPTION shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

                  (9) RIGHTS OF OPTIONEE. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a certificate to him evidencing such COMMON SHARES.

                  (10) PLAN AS CONTROLLING. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

                  (11) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.



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                  (12) RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

                  (13) CAPTIONS. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

                  (14) SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

                  (15) NUMBER AND GENDER. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

                  (16) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

                  (17) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.

                   [Reminder of page intentionally left blank;
                         signatures on following page.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed on the date first above written.

                                 COMPANY:
                                 --------
                                 R. G. BARRY CORPORATION

                                 By:
                                    --------------------------------------------

                                 Its:
                                     -------------------------------------------

                                 OPTIONEE:
                                 --------

                                 -----------------------------------------------
                                 Name

                                 -----------------------------------------------
                                 Street Address

                                 -----------------------------------------------
                                 City, State, Zip Code

                                 -----------------------------------------------
                                 Social Security Number



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